Exhibit 10.3

Loan No. ___________

GUARANTY AGREEMENT

(Address)

        THIS GUARANTY (“Guaranty”) is made as of September ____, 2002, by MERITAGE HOSPITALITY GROUP INC., a Michigan corporation (“Guarantor”), whose mailing address is 1971 East Beltline NE, Suite 200, Grand Rapids, Michigan 49525, in favor of GE CAPITAL FRANCHISE FINANCE CORPORATION, a Delaware corporation, its successors and assigns ( “Lender”), whose address is 17207 North Perimeter Drive, Scottsdale, Arizona 85255, with reference to the recitals set forth below.

R E  C  I  T  A  L  S:

        A.    Lender has agreed to lend to WM Limited Partnership - 1998, a Michigan limited partnership doing business as Wendy’s of Michigan (“Borrower”), the sum of _______________ Dollars ($_______________) (the “Loan”) in accordance with the terms and provisions of a Balloon Promissory Note of even date herewith (the “Note”), to be secured by a Mortgage (the “Security Instrument”) and other security instruments of even date herewith (the Note, the Security Instrument and all other documents executed by Borrower in connection with the Loan including, without limitation, a certain Environmental Indemnity Agreement Regarding Hazardous Substances, are collectively called the “Loan Documents”).

        B.    As a condition precedent to making the Loan, Lender requires that Borrower obtain the execution of this Guaranty by Guarantor and Lender will be relying on the terms hereof in making the Loan.

        C.    The making of the Loan by Lender to Borrower is of value to Guarantor, is reasonably expected to benefit Guarantor, directly or indirectly, and is in furtherance of Guarantor’s personal and business interests.

        In consideration of Lender making the Loan, and as an inducement to Lender to do so, Guarantor hereby agrees, warrants and covenants as follows:

        1.    Guarantor hereby unconditionally, irrevocably and absolutely guarantees without demand by Lender the full and prompt payment when due, whether by acceleration or otherwise, of (a) the entire amount of principal and accrued interest under the Note, and (b) all other indebtedness, obligations and liabilities of Borrower under the Loan Documents, including, without limitation, all costs of collection, attorneys’ fees, court costs, and other advances and extensions thereunder whether such indebtedness, obligations or liabilities have been incurred prior to the date hereof or are incurred from time to time hereafter and all without set-off, counterclaim, recoupment, or deduction of any amounts owing or alleged to be owing by Lender to Borrower. It is expressly understood that this Guaranty covers, without limitation,(y) any and all amendments, extensions, modifications, rearrangements and renewals of the Loan or any of the Loan Documents; and (z) all interest, default interest and other amounts that would have accrued under the Loan Documents but for the commencement of a case under the Federal Bankruptcy Code or any other similar federal or state law. Without limiting the foregoing, Guarantor specifically guarantees payment of any judgment entered against the Borrower and any damages that may be awarded in any action brought against the Borrower by Lender arising out of or relating to the Loan or any Loan Document. All of the indebtedness, obligations and liabilities described in this paragraph are referred to herein as the “Guaranteed Obligations.” This Guaranty is a guaranty of payment and not merely of collection.

        2.    This Guaranty shall take effect when received by Lender without the necessity of any acceptance by Lender or of any notice to Guarantor or to Borrower, shall be continuing and irrevocable, and shall remain in full force and effect until the Guaranteed Obligations are fully and finally paid. If payment is made by Borrower, whether voluntarily or otherwise, or by any third party, on the Guaranteed Obligations and thereafter Lender is forced to remit, rescind or restore the amount of that payment under any federal or state bankruptcy law or law for the relief of debtors, or for any other reason, (a) the amount of such payment shall be considered to have been unpaid at all times for the purposes of enforcement of this Guaranty, (b) the obligations of Borrower guaranteed herein shall be automatically reinstated to the extent of such payment, and (c) Guarantor will, on demand, indemnify for and hold Lender harmless from all losses and all reasonable costs and expenses, including legal fees, incurred by Lender in connection with such remission, rescission or restoration. In the event this Guaranty is preceded or followed by any other agreement of suretyship or guaranty by the Guarantor or others, all shall be deemed to be cumulative, and the obligations of the Guarantor hereunder shall be in addition to those stated in any other suretyship or guaranty agreement.

        3.    The obligations of Guarantor hereunder are separate and independent of the obligations of Borrower. Guarantor expressly agrees that a separate action may be brought against Guarantor whether or not Borrower is joined in such action.

        4.    Guarantor represents, warrants, and covenants to Lender that (a) the financial statements of Guarantor heretofore delivered to Lender are true and correct in all material respects and fairly present the financial condition of Guarantor as of the respective dates thereof, and no material adverse change has occurred in the financial condition of Guarantor since the date of the most recent of such financial statements; (b) Guarantor has derived or expects to derive financial and other advantages and benefits, directly or indirectly, from the making of this Guaranty and the Guaranteed Obligations; (c) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty; (d) this Guaranty is executed at Borrower’s request and not at the request of Lender; (e) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; (f) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower’s financial condition; (g) Guarantor will keep adequately informed of any facts, events or circumstances which might in any way affect Guarantor’s risks under this Guaranty; (h) Lender shall have no obligation to disclose to Guarantor any information or documents (financial or otherwise) heretofore or hereafter acquired by Lender in the course of its relationship with Borrower; and (i) Guarantor will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor’s assets, or take any other action which might reasonably be expected to have a material adverse effect on Guarantor’s financial condition.

        5.    The Guarantor hereby consents to all terms and conditions of agreements heretofore or hereafter made between Lender and the Borrower (including without limitation the Note and other Loan Documents) and further agrees that Lender may without further consent or disclosure and without affecting or releasing the obligations of Guarantor hereunder: (a) surrender, exchange, release, assign, or sell any collateral or waive, release, assign, sell, or subordinate any security interest, in whole or in part; (b) waive, delay the exercise of, release, compromise, or grant indulgences in respect of any rights or remedies of Lender against the Borrower or any surety or guarantor (including, without limitation, rights or remedies of Lender against Guarantor under this Guaranty); (c) waive or delay the exercise of any rights or remedies of Lender in respect of any collateral or security interest now or hereafter held; (d) renew, extend, waive, accelerate, or modify the terms of any Guaranteed Obligation or the obligations of any surety or guarantor, including, without limitation, changes to the rate of interest, or any instrument or agreement (including, without limitation, the Loan Documents) evidencing or relating to the same; (e) realize on any security interest, judicially or nonjudicially, with or without preservation of a deficiency judgment; (f) apply payments received from Borrower or any surety or guarantor (including Guarantor) or from any collateral, to any indebtedness, liability, or obligations of Borrower or such sureties or guarantors whether or not a Guaranteed Obligation hereunder; or (g) adjust, compromise or receive less than the amount due upon any collateral or the Guaranteed Obligations, and enter into any accord and satisfaction or novation agreement with respect to the same as Lender shall deem advisable.

        6.    Guarantor waives notice of (a) Lender’s acceptance of this Guaranty or its intention to act or its actions in reliance hereon; (b) the present existence or future incurring of any Guaranteed Obligations or any terms or amounts thereof or any change therein; (c) any default by the Borrower or any surety or guarantor; (d) the obtaining of any guaranty or surety agreement (in addition to this Guaranty); (e) the obtaining of any pledge, assignment or other security for any Guaranteed Obligations; (f) the release of the Borrower or any surety or guarantor; (g) the release of any collateral; (h) any change in Guarantor’s business or financial condition; (i) any renewal, extension or modification of the terms of any Guaranteed Obligation or of the obligations or liabilities of any surety or guarantor or of any instruments or agreements evidencing the same; (j) any acts or omissions of Lender consented to in Section 5 hereof; and (k) any other demands or notices whatsoever with respect to the Guaranteed Obligations or this Guaranty. The Guarantor further waives notice of presentment, demand, protest, notice of nonpayment, notice of intent to accelerate, and notice of protest in relation to any instrument or agreement evidencing any Guaranteed Obligation.

        7.    Guarantor expressly waives any and all rights to defenses arising by reason of (a) any “one-action” or “anti-deficiency” law or any other law which may prevent Lender from bringing any action, including a claim for deficiency against Guarantor, before or after Lender’s commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale; (b) any election of remedies by Lender which destroys or otherwise adversely affects Guarantor’s subrogation rights or Guarantor’s rights to proceed against Borrower for reimbursement, including without limitation any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Guaranteed Obligations; (c) any disability or other defense of Borrower, of any other Guarantor, or of any other person, or by reason of the cessation of Borrower’s liability from any cause whatsoever, other than full and final payment in legal tender of the Guaranteed Obligations; or (d) any right to claim discharge of the Guaranteed Obligations on the basis of unjustified impairment of any collateral for the Guaranteed Obligations. Guarantor further waives (a) to the extent permitted by law, the defense of any statute of limitations in any action to enforce this Guaranty and agrees that any part payment by Borrower or other circumstance which operates to toll any statute of limitations as to Borrower shall toll the statute of limitations as to Guarantor, (b) any right to cause a marshalling of Borrower’s assets, (c) all exemptions and homestead laws, and (d) all rights of set-off and counterclaims. Guarantor agrees that Lender may proceed against any collateral securing the Guaranteed Obligations by way of either judicial or nonjudicial foreclosure. Guarantor understands that a nonjudicial foreclosure of any deed of trust or mortgage securing the Guaranteed Obligations could impair or eliminate any subrogation or reimbursement rights Guarantor may have against Borrower, nevertheless Guarantor hereby waives and relinquishes any defense based upon the loss of any such reimbursement or subrogation rights or any other defense which may otherwise arise therefrom and any defense that may arise out of election of remedies, discharge or satisfaction of the Guaranteed Obligations. In the event any such deed of trust or mortgage is foreclosed judicially or nonjudicially, Guarantor’s liability under this Guaranty shall be that portion of the Guaranteed Obligations representing a deficiency resulting from a judicial or nonjudicial sale, i.e., the difference between the amount due and owing on the Guaranteed Obligations on the day of the foreclosure sale (including without limitation principal, accrued interest, attorneys’ fees, late payments, if any, and costs of foreclosure) and the amount of the successful bid at any such judicial or nonjudicial foreclosure sale. Guarantor hereby waives the right to object to the amount which may be bid by Lender at such foreclosure sale. This is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because Borrower’s debt is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon applicable anti-deficiency and “one action” laws. Notwithstanding anything to the contrary contained herein, Guarantor does not waive and shall not be deemed to have waived the fair market value provisions granted to guarantors under A.R.S. Sections 33-725-(B), 33-814(A) and (C), and 12-1566 (A), (B) and (C).

        8.    No act of commission or omission of any kind or at any time on the part of Lender with respect to any matter whatsoever shall in any way affect or impair this Guaranty. Without limiting the foregoing, the obligations, covenants, agreements and duties of Guarantor under this Guaranty shall not be released or impaired in any manner whatsoever, without the written consent of Lender, on account of any or all of the following: (a) any act or omission of Lender consented to in Section 5 hereof; (b) the failure to receive any notice, demand, presentment or protest waived in Sections 4 and 6 hereof; (c) the occurrence of any event as to which Guarantor has provided its waiver under Section 7 hereof: (d) any failure by the Borrower or any other guarantor or surety to perform or comply with the Guaranteed Obligations or the terms of any instrument or agreement relating thereto; (e) any change in the name, purpose, capital stock or constitution of the Borrower or any other guarantor or surety; (f) any irregularity, defect or unauthorized action by Lender, Borrower or any other guarantor or surety or any of their respective officers, directors or other agents in executing and delivering any instrument or agreements relating to the Guaranteed Obligations or in carrying out or attempting to carry out the terms of any such agreements; (g) any receivership, insolvency, bankruptcy, reorganization or similar proceeding by or against Borrower, Lender, Guarantor or any other surety or guarantor; (h) any setoff, counterclaim, recoupment, deduction, defense or other right which Guarantor may have against Lender, Borrower or any other person for any reason whatsoever whether related to the Guaranteed Obligations or otherwise; (i) any assignment, endorsement or transfer, in whole or in part, of the Guaranteed Obligations, whether made with or without notice to or the consent of Guarantor; (j) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of Borrower or any guarantor; (k) the acceptance of additional or substitute property as security for or any additional guaranty as surety for any Guaranteed Obligation; (l) the operation of law or any other cause, whether similar or dissimilar to the foregoing; (m) the failure by Lender to file or enforce a claim against the estate (either in administration, bankruptcy or other proceeding) of Borrower or any other person or entity (including, without limitation, any guarantor); (n) if the recovery from Borrower or any other person or entity (including, without limitation, any other guarantor) becomes barred by any statute of limitations or is otherwise prevented; (o) any impairment, modification, change, release or limitation of liability of, or stay of actions of lien enforcement proceedings against Borrower, Borrower’s property, or its estate in bankruptcy resulting from the operation of any present or future provision of the Federal Bankruptcy Code or any other similar federal or state statute, or from the decision of any court; or (p) any neglect, delay, omission, failure or refusal of Lender to take or prosecute any action for the collection of any of the Guaranteed Obligations or to foreclose or take or prosecute any action in connection with any lien or right of security (including perfection thereof) existing or to exist in connection with, or as security for, any of the Guaranteed Obligations, it being the intention hereof that Guarantor shall remain liable as a principal on the Guaranteed Obligations notwithstanding any act, omission or event which might, but for the provisions hereof, otherwise operate as a legal or equitable discharge of Guarantor. Guarantor hereby waives all defenses of a surety to which it may be entitled by statute or otherwise.

        9.    Guarantor acknowledges that Lender intends to obtain other guaranties and collateral to secure the repayment of the Guaranteed Obligations. Guarantor represents and warrants to Lender, however, that in making this Guaranty it is not relying upon the Lender’s obtaining any guaranty agreements (other than this Guaranty) or any collateral pledged or assigned to secure repayment of the Guaranteed Obligations. Guarantor specifically acknowledges that Lender’s obtaining any such guaranty agreements or collateral is not a condition to the enforcement of this Guaranty. If Lender should simultaneously or hereafter elect to attempt to take additional guaranty agreements or collateral to secure repayment of the Guaranteed Obligations and if its efforts to do so should fail in any respect including, without limitation, a determination that the agreement purporting to provide such additional guaranty or security interest is invalid or unenforceable for any reason, this Guaranty shall, nonetheless, remain in full force and effect.

        10.    Guarantor hereby irrevocably waives all claims it has or may acquire against Borrower in respect of the Guaranteed Obligations, including rights of exoneration, reimbursement and subrogation. Guarantor has received no indemnification or other agreement of reimbursement from Borrower in connection with the execution and delivery of this Guaranty.

        11.    This Guaranty shall inure to the benefit of Lender, and Lender’s successors and assigns, and shall be binding upon Guarantor and his heirs, personal or legal representatives, administrators, executors, successors and assigns. Lender may, without any notice whatsoever to Guarantor, or to anyone else, sell, assign or transfer the Note, with or without any security therefor, and in that event each and every immediate and successive assignee, transferee or holder of all or any part of the Loan and the Note shall have the right to enforce this Guaranty, by suit or otherwise, for the benefit of such assignee, transferee or holder as though such parties were herein by name specifically given those rights, powers and benefits.

        12.    Guarantor agrees to pay all costs and expenses which may be incurred by Lender in the successful enforcement or interpretation of this Guaranty, including reasonable attorneys’ fees (to be determined by the court and not by a jury), and including all costs and reasonable attorneys’ fees incurred in any bankruptcy or insolvency proceeding or on appeal to one or more appellate courts.

        13.    This Guaranty shall be governed by and construed and enforced under the laws of the State of Arizona. Any waivers of any rights under Arizona law made by Guarantor hereunder shall be deemed waivers of such rights, but only to the extent allowed by Arizona law even if the phrase “to the full extent allowed by law” or similar language does not accompany such waivers.

        14.    In an action brought under or arising out of this Guaranty or any of the other Loan Documents, Guarantor hereby consents to the jurisdiction of any competent court within the State of Arizona and hereby consents to service of process by any means authorized by Arizona law.

        15.    No delay on the part of Lender in exercising any right, power or privilege under this Guaranty shall operate as a waiver of any such right, power or privilege, nor shall any exercise or waiver of any privilege or right preclude any other or further exercise of such privilege or right or the exercise of any other right, power or privilege. All of Lender’s rights and remedies shall be cumulative. In the event Lender in its sole discretion elects to give notice of any action with respect to the sale of collateral, if any, securing the Guaranteed Obligations or any part thereof, Guarantor agrees that ten (10) days prior written notice shall be deemed reasonable notice of any matters contained in such notice.

        16.    Any indebtedness of Borrower now or hereafter held by Guarantor is hereby subordinated to the Guaranteed Obligations. If Lender so requests, such indebtedness of Borrower to Guarantor shall be collected, enforced and received by Guarantor in trust for Lender, and be paid over to Lender on account of the Guaranteed Obligations, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty. Guarantor shall file all claims against Borrower in any bankruptcy or other proceeding in which the filing of claims is required by law upon any indebtedness of Borrower to Guarantor and will assign to Lender all rights of Guarantor thereunder. If Guarantor does not file any such claim, Guarantor hereby appoints and constitutes Lender as Guarantor’s attorney-in-fact and hereby authorizes Lender to do so in the name of Guarantor or, in Lender’s discretion, to assign the claim and to cause the claim to be filed in the name of Lender’s nominee. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to Lender the full amount thereof, and Guarantor hereby assigns to Lender, to the full extent necessary for that purpose, all of Guarantor’s rights to any such payments or distributions to which Guarantor would otherwise be entitled. Nothing in this paragraph shall be construed to create a duty in Lender to take any action whatsoever to protect any right Guarantor may have as to Borrower.

        17.    If any provision of this Guaranty or any portion of any provision of this Guaranty shall be deemed to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not alter the remaining portion of such provision, or any other provision hereof, as each provision of this Guaranty shall be deemed severable from all other provisions hereof.

        18.    This Guaranty shall be so construed that, wherever applicable, the use of the singular number shall include the plural number, the use of the plural number shall include the singular number, and the use of any gender shall be applicable to all genders, and shall likewise be so construed as applicable to and including a corporation, partnership, or other entity. Each married individual who executes this Guaranty intends to bind both his or her separate estate and the jointly held or community estate of that married individual and his or her spouse. If this Guaranty is executed by more than one person or entity, the obligations of each Guarantor hereunder shall be joint and several and this Guaranty shall apply to each of the individuals or entities comprising Guarantor as if each had executed a separate guaranty and shall not be deemed to have been revoked or diminished with respect to any of them by the death of all, some, or one of such persons, or by the revocation or release of any obligation hereunder, by or against all or any of such other persons. Each Guarantor agrees that Lender, in its discretion, may (i) bring suit against all Guarantors jointly and severally or against any one or more of them, (ii) compromise or settle with any one or more of Guarantors for such consideration as Lender may deem proper, and (iii) release any one or more of Guarantors from liability hereunder, and that no such action shall impair the rights of Lender to collect the Guaranteed Obligations (or the unpaid balance thereof) from the other Guarantors not so sued, settled with or released.

        19.    All agreements between Guarantor and Lender, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand or acceleration of the final maturity of the Loan or otherwise, shall the interest contracted for, charged, received, paid or agreed to be paid to Lender under or in connection with the Loan exceed the maximum amount permissible under applicable law. All interest paid or agreed to be paid to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full period (including any renewal or extension) until payment in full of the principal balance of the Loan so that the interest hereon for such full period shall not exceed the maximum amount permissible under applicable law. Lender expressly disavows any intent to contract for, charge or receive interest in an amount which exceeds the maximum amount permissible under applicable law. This paragraph shall control all agreements between Guarantor and Lender.

        20.    Notwithstanding anything else herein to the contrary, if the Guaranteed Obligations hereunder are subject to avoidance by a trustee or debtor-in-possession in any bankruptcy proceedings under 11 U.S.C. § 548(a)(ii) or 11 U.S.C. § 544(b) or any comparable provisions or subject to avoidance by any creditor under applicable state fraudulent transfer acts then, in such event, the Guaranteed Obligations hereunder shall be reduced to the maximum amount which would not be subject to such avoidance.

        IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed under seal by its duly authorized officer as of the date written above.

GUARANTOR: MERITAGE HOSPITALITY GROUP INC., a Michigan corporation By: Print: Title: [SEAL]